SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): December 19, 2001


                              COMPUTONE CORPORATION
               (Exact name of registrant as specified in charter)



         Delaware                      000-16172                    23-2472952
(State or other jurisdiction of   (Commission File Number)       (IRS Employer
       incorporation)                                        Identification No.)


1060 Windward Ridge Parkway, Suite 100
          Alpharetta, Georgia                                         30005
    (Address of principal executive                                  (Zip Code)
               offices)



        Registrant's telephone number including area code: (770) 625-0000



                                       N/A
          (Former name or former address, if changed since last report)










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     This report is being filed by the  Registrant on a voluntary  basis for the purpose of updating the description of its capital stock contained in its filings pursuant to the Securities Exchange Act of 1934, as amended.

ITEM 5.  OTHER EVENTS.

                          DESCRIPTION OF CAPITAL STOCK

     The following description of our capital stock is based upon our certificate of incorporation, as amended, our bylaws, as amended, and applicable provisions of law. We have summarized certain portions of the certificate of incorporation and bylaws below. The summary is not complete. The certificate of incorporation, as amended, has been filed as an exhibit to our Form 10-QSB for the quarter ended January 2, 1998. The bylaws have been filed as an exhibit to this Form 8-K.

     Certain provisions of the Delaware General Corporation Law, the certificate of incorporation and the bylaws summarized in the following paragraphs may have an anti-takeover effect. This may delay, defer or prevent a tender offer or takeover attempt that a stockholder might consider in its best interests, including those attempts that might result in a premium over the market price for its shares.

Authorized Capital Stock

     Our certificate of incorporation authorizes us to issue twenty-five million shares of common stock, par value $.01 per share, and ten million shares of preferred stock, par value $.01 per share.

Common Stock

     Subject to the rights of the holders of our preferred stock described below, each holder of common stock is entitled to receive any dividends our board of directors declares out of funds legally available to pay dividends. We cannot declare a dividend on our common stock without the affirmative vote by the holders of 60% of the shares of the preferred stock. If we liquidate our business, holders of common stock are entitled to share equally in any distribution of our assets after we pay our liabilities and the liquidation preference of our preferred stock.

         Each holder of common stock is entitled to one vote per share, and is entitled to vote on all matters presented to a vote of stockholders, including the election of directors. However, the affirmative vote by the holders of 60% of the outstanding shares of our preferred stock is required on some matters. Holders of common stock have no cumulative voting rights or preemptive rights to purchase or subscribe for any stock or other securities. In addition, there are no conversion rights, redemption rights, or sinking fund provisions. On December 18, 2001, there were 14,117,503 shares of common stock issued and outstanding. Our common stock is traded on the OTC Bulletin Board.

     The certificate of incorporation contains no restrictions on the alienability of the common stock. Except as disclosed in the sections entitled "Certain Certificate of Incorporation and Bylaw Provisions" and "Delaware Anti-Takeover Law" below, there are no provisions in the certificate of incorporation or bylaws or any agreement or plan involving us that would discriminate against any existing or prospective holder of common stock as a result of a holder owning a substantial amount of common stock.

     All issued common stock is fully paid and non-assessable.

Preferred Stock

     Under our certificate of incorporation, our board of directors has the authority to:

     o    create one or more series of preferred stock;

     o issue shares of preferred stock in any series up to the maximum number of shares of preferred stock authorized; and



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     o    determine  all  designations,   preferences,  rights,  qualifications,
          limitations and restrictions of any series.

Our board of directors has designated 400,000 shares of preferred stock as "Series A Cumulative Convertible Preferred Stock," described further below. On December 18, 2001 there were 80,768 such shares issued and outstanding.

     Our board may issue additional shares of preferred stock without further stockholder action, unless stockholder action is required by applicable law or by the rules of a stock exchange or quotation system on which any series of our stock may be listed or quoted. Our board of directors could create and issue a series of preferred stock with rights, privileges or restrictions which effectively discriminate against an existing or prospective holder of preferred stock as a result of the holder beneficially owning or commencing a tender offer for a substantial amount of common stock. One of the effects of having authorized but unissued and unreserved shares of capital stock may be to make more difficult or discourage an attempt by a potential acquirer to obtain control of Computone by means of a merger, tender offer, proxy contest or otherwise. This protects the continuity of our management. The issuance of these shares of capital stock may deter or prevent a change in control of Computone without any further stockholder action.

     All shares of preferred stock, if and when issued, will be fully paid and non-assessable.

     Series A Cumulative Convertible Preferred Stock

     Dividend rights. The Series A cumulative convertible preferred stock provides for dividends equal to $.60 per share per year, paid quarterly commencing June 30, 2001. This amount increases to $.80 per share per year 120 days after issuance if the common stock issuable upon conversion is not registered for resale. From that point forward, the amount remains at $.80 per share until the common stock is registered, after which point it will be $.60 per share. Between March 30, 2001 and February 28, 2003, we have the option to pay dividends in shares of our preferred stock at $10.00 per share. Dividends are cumulative and have preference over payments on any of our other currently outstanding equity securities.

     Voting rights. On all matters to be submitted to our stockholders, the holders of the Series A preferred stock have the right to vote on an as-converted basis with the holders of common stock. We cannot take any of the following actions without the affirmative vote by the holders of 60% of the outstanding shares of Series A preferred stock:

     o authorize or create any class of capital stock with priority over the Series A preferred stock;

     o alter the powers, preferences, rights, qualifications, limitations, or restrictions of the Series A preferred stock;

     o declare or make dividends or other distributions on any capital stock other than the Series A preferred stock or other securities equal in priority;

     o    liquidate;

     o redeem or purchase any securities over which the Series A preferred stock has priority; or

     o    sell all or substantially all of our assets.

     Conversion rights. Holders of Series A preferred stock have the option at any time to convert each share of Series A preferred stock into 17 shares of our common stock, subject to adjustment as provided in the certificate of designation for the preferred stock. In lieu of any fractional shares to which a holder might be entitled upon conversion, we will pay cash equal to the fair market value of the fractional shares, as determined by our board of directors in good faith.

     Liquidation rights. The Series A preferred stock has a liquidation preference equal to $10.00 per share, plus all accrued but unpaid dividends and any interest thereon. Once this preference has been satisfied, holders of the Series A preferred stock are not entitled to any further liquidation distributions.

     Redemption at the option of Computone. After 12 months from the original issue date, we have the option to redeem the Series A preferred stock for $10.00 per share, plus any accumulated and unpaid dividends, if both of the following conditions are met:

     o Our common stock's trading price is $2.00 per share or more for 20 consecutive trading days.

     o There is an effective registration statement covering the shares of common stock into which the preferred stock is convertible.

     After February 28, 2003, we have the option, upon 30 days' notice, to redeem any or all outstanding shares of Series A preferred stock. This option is not subject to the conditions listed above. If we redeem less than all outstanding shares, redemption of each holder's shares must be pro rata. The redemption price per share will equal all accrued but unpaid dividends and any unpaid interest thereon, plus the amounts set forth below.

                                                            Price per share
                                                             (not including
      Period during which redemption occurs              dividends and interest)
      -------------------------------------              -----------------------

      March 1, 2003 through February 29, 2004...........      $    11.50
      March 1, 2004 through February 28, 2005...........           11.00
      March 1, 2005 through February 28, 2006...........           10.50
      After February 28, 2006...........................           10.00

     Redemption at the option of the holder. Holders of Series A preferred stock will have a one-time option to require us to redeem their shares for $11.50 per share, plus all accrued but unpaid dividends and any unpaid interest thereon, if both of the following conditions are met:

     o There is a change of control of Computone, meaning that Computone sells, leases, transfers, conveys, or otherwise disposes of all of substantially all of its assets, but not including disposition by way of merger or consolidation. Change of control also includes adoption of a plan of liquidation or dissolution; and

     o The market value of our common stock is less than the conversion price.

To exercise this option, the holder must provide notice at least 30 days, but no more than 60 days, prior to exercise of the option.

Certain Certificate of Incorporation and Bylaw Provisions

     Shareholders' rights and related matters are governed by the Delaware General Corporation Law, or DGCL, and our certificate of incorporation and bylaws. Certain provisions of our certificate and bylaws, which are summarized below, could either alone or in combination with each other have the effect of preventing a change in control of Computone or making changes in management more difficult.

     Issuance of Preferred Stock

     As described above, our certificate of incorporation permits the board of directors to issue preferred stock without shareholder approval and determine the rights and privileges of the preferred stock. Through the issuance of such preferred stock, the board could confer rights upon existing shareholders that would make a takeover less desirable.



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

     Special Meetings

     Only our board, our chairman of the board or our president may call a special meeting of stockholders. This provision may make it more difficult for stockholders to take action opposed by our board, including any sale of Computone, which may be favored by the shareholders.

     Number of Directors, Removal, Filling Vacancies.

     Under our bylaws, the board of directors determines the number of directors on the board and fills any newly created directorships or director vacancies, although directors elected by the board to fill vacancies may serve only until the next annual meeting of shareholders at which directors are elected by the shareholders to fill such vacancies.

     Amendment of Charter and Bylaw Provisions.

     Our board may adopt, amend or repeal any provision of the bylaws. Amendments to the certificate of incorporation require board approval and the affirmative vote of a majority of the outstanding voting stock.

     Non-cumulative Voting.

     Our common stock does not have cumulative voting rights.

     Liability and Indemnification of Directors and Officers.

     Our certificate of incorporation and bylaws contain provisions permitted under the DGCL relating to the liability of directors. These provisions eliminate a director's personal liability for monetary damages resulting from a breach of fiduciary duty, except in circumstances involving certain wrongful acts, such as:

     o breach of the director's duty of loyalty to Computone or our stockholders;

     o    acts  or  omissions  not  in  good  faith  or  involving   intentional
          misconduct or a knowing violation of law;

     o any transaction from which the director derived improper personal benefit; or

     o the unlawful payment of dividends or unlawful stock repurchases or redemptions.

Our certificate of incorporation provides for elimination and limitation of directors' liability to the fullest extent allowed by the DGCL, including future amendments of the DGCL.

     These provisions may have the effect of reducing the likelihood of derivative litigation against directors and may discourage or deter us or our stockholders from bringing a lawsuit against our directors for breach of their fiduciary duties as directors. However, the provisions do not affect equitable remedies such as injunctive relief or rescission from being available, nor do they alter a director's liability under federal securities laws. However, in many situations, these remedies may not be effective; for example, injunctive relief will not be beneficial when shareholders have no prior awareness of the board's consideration of a particular transaction or event.

     We will indemnify and hold harmless to the fullest extent permitted by the DGCL, including future amendments to the DGCL, each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or proceeding, if that person is or was a director, officer, employee or agent of Computone or is or was serving at our request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan. Indemnification will be made for civil, criminal, administrative or investigative proceedings. We will also pay the expenses incurred in connection with these proceedings before their final disposition to the fullest extent authorized by the DGCL.

Delaware Anti-Takeover Law

     We are subject to section 203 of the DGCL regulating  corporate  takeovers.
Section 203, subject to certain exceptions, prohibits a Delaware corporation from engaging in any business combination with any interested stockholder for a period of three years following the time that such stockholder became an interested stockholder, unless:

     o Prior to such time, the board of directors of the corporation approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder;

     o Upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding those shares owned by persons who are directors and also officers, and employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

     o At or subsequent to such time, the business combination is approved by the board of directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least two-thirds of the outstanding voting stock that is not owned by the interested stockholder.

     Section 203 defines "business combination" to include:

     o    Any  merger  or  consolidation   involving  the  corporation  and  the
          interested stockholder;

     o    Any  sale,  transfer,   pledge  or  other  disposition  involving  the
          interested   stockholder   of  10%  or  more  of  the  assets  of  the
          corporation;

     o    Subject to certain  exceptions,  any  transaction  that results in the
          issuance  or  transfer  by  the   corporation  of  any  stock  of  the
          corporation to the interested stockholder; or

     o The receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation.

     In general, section 203 defines an "interested stockholder" as any entity or person beneficially owning 15% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling or controlled by such entity or person.

Transfer Agent and Registrar

     The Transfer Agent and Registrar for our common stock is American Stock Transfer & Trust Company.





                                       5
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

          (a)  Financial Statements.

               Not applicable.

          (b)  Pro Forma Financial Information.

               Not applicable.

          (c)  Exhibits.

               Exhibit Number       Description
               --------------       -----------
               3.1(ii)              Amended and Restated By-laws of Registrant.





                                       6
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Computone has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      COMPUTONE CORPORATION



Date:  December 19, 2001              By:  /s/ Keith H. Daniel
                                           ------------------------------------
                                           Keith H. Daniel
                                           Chief Financial Officer







                                       7
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                                 EXHIBIT INDEX


  Exhibit Number       Description
  --------------       -----------
  3.1(ii)              Amended and Restated By-laws of Registrant.






1423240